UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25 (August 24, 2023)

Everest Consolidator Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41100	86-2485792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 MacArthur Blvd Newport Beach, California		92660
(Address of Principal Executive Offices)		(Zip Code)

(949) 610-0835

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	MNTN.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	MNTN	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MNTN.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Additional Information and Where to Find It

This communication relates to the proposed Business Combination (as defined in the Current Report on Form 8-K filed with the SEC on May 22, 2023) between Everest Consolidator Acquisition Corporation (the “Company”) and Unifund Financial Technologies, Inc., a Delaware corporation (“New PubCo”), Unifund Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of New PubCo, Unifund Holdings, LLC, a Delaware limited liability company (“Holdings”), Credit Card Receivables Fund Incorporated, an Ohio corporation (“CCRF”), USV, LLC, an Ohio limited liability company (“USV” and, together with Holdings and CCRF, the “Target Companies”), and Everest Consolidator Sponsor, LLC, a Delaware limited liability company.

In connection with the Business Combination, New PubCo has filed a registration statement on Form S-4 (File No. 333-273362) relating to the Business Combination with the SEC (as may be amended or supplemented from time to time, the “Registration Statement”), which includes a proxy statement/prospectus that will be sent to all of the Company’s stockholders in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders regarding the proposed Business Combination and related matters, as is described in the Registration Statement, and including a prospectus relating to, among other things, the securities to be issued by New PubCo in connection with the proposed Business Combination. Each of New PubCo and the Company will file other documents regarding the Business Combination with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC BY THE COMPANY OR NEW PUBCO IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company or New PubCo through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company’s website at www.belayoneverest.com or by written request to the Company at Everest Consolidator Acquisition Corporation, 4041 MacArthur Boulevard, 4th Floor, Newport Beach, California 92660.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the Registration Statement. For information regarding the Company’s directors and executive officers, please see the Company’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by the Company and New PubCo from time to time with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between the Target Company group (referred to herein, collectively, as “Unifund”) and the Company, including statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, the future financial condition and performance of Unifund and the expected financial impacts of the Business Combination (including future revenue and pro forma enterprise value) on Unifund and its platforms, markets, expected future growth and market opportunities. Unifund’s actual results may differ from its expectations, estimates and projections (which, in part, are based on certain assumptions) and consequently, you should not rely on these forward-looking statements as predictions of future events. When used in this Report, the words “estimate,” “project,” “budget,” “expect,” “anticipate,” “forecast,” “plan,” “intend,” “believe,” “seeks,” “may,” “will,” “could,” “predicts,” “potential,” “should,” “future,” “propose,” “continue,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Although these forward-looking statements are based on assumptions that Unifund and the Company believe are reasonable, these assumptions may be incorrect and are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond Unifund’s or the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include (i) the inability to complete the Business Combination in a timely manner or at all (including due to the failure to receive required stockholder approvals, failure to receive governmental or regulatory approvals or the failure of other closing conditions); (ii) the risk that the Business Combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the inability to recognize the anticipated benefits of the Business Combination or the failure or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (iv) the inability to obtain or maintain the listing of the Company’s securities on a national securities exchange; (v) costs related to the Business Combination; (vi) the effect of the announcement or pendency of the Business Combination on Unifund’s business or employee relationships, operating results and business generally; (vii) the risk of difficulties in retaining employees of Unifund as a result of the Business Combination; (viii) the risk that the Business Combination disrupts current plans and operations of Unifund; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement relating to the Business Combination; (x) the potential inability of Unifund to manage growth effectively and execute business plans and meet projections; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and the ability to identify and realize additional opportunities; (xii) potential litigation involving the Company or Unifund, including the outcome of any legal proceedings that may be instituted against Unifund or the Company related to the business combination agreement or the Business Combination; (xiii) changes in applicable laws or regulations affecting Unifund’s business, particularly with respect to regulations enacted by the Federal Trade Commission and Consumer Financial Protection Bureau; (xiv) risks related to the uncertainty of Unifund’s projected financial information; (xv) general economic and market conditions impacting demand for Unifund’s services, and in particular economic and market conditions in the financial services industry in the markets in which Unifund operates; and (xvi) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. Neither the Company nor Unifund gives any assurance that any of the Company, Unifund or the combined company will achieve expectations. The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, the proxy statement/prospectus related to the transaction, when it becomes available, and other documents filed (or to be filed) by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the conflict between Russia and Ukraine, rising levels of inflation and interest rates and the ongoing COVID-19 pandemic, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements, and Unifund and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws.

Item 1.01 Entry into a Material Definitive Agreement

As approved by its stockholders at the special meeting of stockholders held on August 24, 2023 (the “Special Meeting”), the Company entered into an amendment to the Investment Management Trust Agreement, dated as of November 23, 2021 (the “Trust Agreement”), with Equiniti Trust LLC (f/k/a American Stock Transfer & Trust Company, LLC) on August 25, 2023 (the “Trust Amendment”). The Trust Amendment allows the Company to extend the date by which the Company has to consummate a business combination (the “Combination Period”) up to an additional six (6) times for one (1) month each time from August 28, 2023 to February 28, 2024 by depositing into the trust account, for each one-month extension, the lesser of (a) $280,000 and (b) $0.035 per share (the “Extension Payment”) for each then-outstanding share of the Company’s Class A common stock, par value $0.0001 per share, issued in the IPO (the “Public Shares”) after giving effect to the redemption of the Public Shares for the redemption price. The foregoing description is qualified in its entirety by reference to the Trust Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information disclosed in Item 5.07 of this Report under the headings “The Extension Amendment Proposal” and “The Redemption Limitation Proposal” is incorporated by reference into this Item 5.03 to the extent required. On August 24, 2023, to effectuate the Extension and the Redemption Limitation Amendment, the Company filed an amendment (the “Extension Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Charter”) with the Secretary of State of the State of Delaware. The foregoing description of the Extension Amendment does not purport to be complete and is qualified in its entirety by the terms of the Extension Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 24, 2023, the Company convened the Special Meeting. As of the close of business on August 7, 2023, the record date for the Special Meeting, there was an aggregate of 21,562,500 shares of the Company’s common stock outstanding (consisting of 17,250,000 Public Shares and 4,312,500 shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Public Shares, the “Common Stock”)), each of which was entitled to one vote with respect to the proposals presented at the Special Meeting. A total of 18,373,023 shares of Common Stock, representing approximately 85.21% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum. The proposals listed below are described in more detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on August 14, 2023. A summary of the proposals presented to and considered by the stockholders of the Company and the voting results at the Special Meeting is set forth below:

The Extension Amendment Proposal – To amend the Company’s Charter to provide the Company’s board of directors with the right to extend (the “Extension”) the Combination Period up to an additional six (6) times for one (1) month each time, from August 28, 2023 to February 28, 2024 (as extended, the “Extended Date”) (i.e., for a period of time ending 27 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”).

For	Against	Abstain
18,097,816	257,815	112

The Trust Amendment Proposal – To approve the adoption of the Trust Amendment to the Trust Agreement, to allow the Company to extend the Combination Period up to an additional six (6) times for one (1) month each time from August 28, 2023 to February 28, 2024, the Extended Date, by depositing into the Company’s trust account, for each one-month extension, the Extension Payment for each then-outstanding share of the Company’s Public Shares after giving effect to the redemption of the Public Shares for the redemption price (the “Trust Amendment Proposal”).

For	Against	Abstain
18,097,828	257,815	100

The Redemption Limitation Amendment Proposal – To amend (the “Redemption Limitation Amendment”) the Company’s Charter to eliminate from the Charter the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal” and together with Extension Amendment Proposal, the “Extension Proposals”).

For	Against	Abstain
18,115,107	257,816	100

The Adjournment Proposal – The proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the Extension, was not presented at the Special Meeting, as the Extension Proposals received a sufficient number of votes for approval.

Stockholders holding 3,825,869 Public Shares, representing 22.18% of the Public Shares outstanding, exercised their right to redeem such shares for a pro rata portion of the funds in the Company's trust account.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amendment to the Amended and Restated Certificate of Incorporation of the Company.
10.1	Amendment to the Investment Management Trust Agreement, dated as of August 25, 2023, by and between Everest Consolidator Acquisition Corporation and Equiniti Trust LLC (f/k/a American Stock Transfer & Trust Company, LLC)..
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everest Consolidator Acquisition Corporation

Date: August 25, 2023	By:	/s/ Adam Dooley
	Name:	Adam Dooley
	Title:	President and Chief Executive Officer